Exhibit 10.1

CERTAIN CONFIDENTIAL INFORMATION, IDENTIFIED BY BRACKETED ASTERISKS “[*****]”, HAS BEEN OMITTED FROM THIS EXHIBIT BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

CONFIDENTIALEXECUTION

MASTER FRAMEWORK AGREEMENT FOR ETHANOL TO JET COLLABORATION
By and between
GEVO, INC. - and - AXENS NORTH AMERICA, INC.
Ethanol to Jet Fuel, USA Project

CONTENTS

ClausePage

1. DEFINITIONS AND INTERPRETATION4

2. [RESERVED]5

3. PROVISION OF SERVICES, PAYMENT AND MUTUAL EXCLUSIVITY5

4. [RESERVED].6

5. [RESERVED].6

6. FEES6

7. INTELLECTUAL PROPERTY7

8. WARRANTIES, LIABILITIES AND INDEMNIFICATION7

9. CONFIDENTIALITY AND LIMITED DATA USE7

10. AXENS PERSONNEL9

11. APPLICABLE LAWS AND REGULATORY COMPLIANCE9

12. INSURANCE10

13. TERM AND TERMINATION10

14. PUBLIC ANNOUNCEMENTS/REFERENCE/PRESS RELEASE11

15. ASSIGNMENT11

16. [RESERVED].11

17. MISCELLANEOUS11

18. GOVERNING LAW AND DISPUTE RESOLUTION13

19. EXECUTION OF THE AGREEMENT13

This Master Framework Agreement (hereinafter referred to the “AGREEMENT”) is agreed by and between at the EFFECTIVE DATE (defined below):

Axens North America, Inc., a Delaware corporation and a wholly owned affiliate of Axens

S.A. (France), having a registered office at 1800 St. James Place, Suite 500, Houston, TX 77056, USA (hereinafter referred to as “AXENS”); and

Gevo, Inc., a company organized under the laws of the State of Delaware having its principal place of business at 345 Inverness Drive South, Building C, Suite 310, Englewood, CO 80112 (hereinafter referred to as “GEVO”),

AXENS and GEVO hereinafter collectively referred to as “PARTIES” and each individually as a “PARTY”.

BACKGROUND

(A)	GEVO has a long standing experience in the business of the production of advanced biofuels and low-carbon chemicals, and intends to build multiple UNITS (defined below) at GEVO SITES (defined below) for the purpose of the production of renewable hydrocarbons, including gasoline, diesel and jet fuel, as well as renewable chemicals (hereinafter referred to as “PROJECT”). For this PROJECT, GEVO wants to build infrastructure comprising multiple plants containing UNITS (defined below) used for the production of renewable hydrocarbons and chemicals utilizing, for example, any AXENS PROCESSES (defined below).

(B)	AXENS is a renowned provider of advanced technologies in the refining, petrochemical and renewable fuel and bio-based chemicals industry. AXENS possesses certain license rights and valuable know-how related to the Atol®, Dimersol-E™, Hydrogenation, and Polynaphtha™ processes (the “PROCESS(ES)”) originally developed by IFP Energies Nouvelles (“IFPEN”) the parent company of Axens group, and other partners as applicable. [*****]

(C)	AXENS will be contracted by GEVO to provide the basic engineering, license rights, catalyst supply, technical assistance and proprietary reactor internals for use of the PROCESSES in UNITS at GEVO SITES, as well as certain other incidental services to be mutually agreed on a case by case basis (collectively, the “SERVICES”). AXENS will provide the SERVICES to GEVO under the terms of separate ANCILLARY AGREEMENTS (defined below) entered into by and between AXENS and GEVO for each individual GEVO SITE, and also subject to the terms of this AGREEMENT.

(D)	This AGREEMENT shall remain in force for an initial term of twenty seven (27) months from the EFFECTIVE DATE (defined below) (the “INITIAL TERM”), which term may be extendable for an additional two (2) years under the terms of this AGREEMENT. During the INITIAL TERM, and if extended the TERM (defined below), and subject to the signature of ANCILLARY AGREEMENTS, AXENS will provide the SERVICES EXCLUSIVELY

(defined below) in the EXCLUSIVE FIELD (defined below) in the EXCLUSIVE TERRITORY (defined below).

(E)	Subject to the signature of ANCILLARY AGREEMENTS, AXENS will grant GEVO licenses to practice the PROCESSE(S) for the purpose of the PROJECT, including the engineering, construction, operation and subsequent maintenance and repair of the UNITS.

(F)	This AGREEMENT sets forth the terms under which the PARTIES will collaborate EXCLUSIVELY (defined below) until the INITIAL TERM or, if extended, until the TERM (defined below), and the manner in which the SERVICES will be provided by AXENS and compensated by GEVO under ANCILLARY AGREEMENTS.

NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, the Parties hereto agree to the following:

1.	DEFINITIONS AND INTERPRETATION

1.1  Except as otherwise expressly provided, the following terms as used herein shall have the meanings assigned to them in this Article and shall include the plural as well as the singular.

“AFFILIATE” means, in relation to any one of the PARTIES, any company which, directly or indirectly, controls, is controlled by, or is under common control with such PARTY. A company is controlled by ownership of more than fifty percent (50%) of its voting shares.

“ANCILLARY AGREEMENT” means [*****].

“APPLICABLE LAW” means: (i) all laws, enactments, orders, regulations, including the Foreign Corrupt Practices Act of 1977, as amended, 15 U.S.C. §§ 78dd-1, et seq.; and

(ii) regulatory policies, guidelines, and industry codes, which are in each case of a binding nature to the PARTIES.

“AXENS DATA” means [*****].

“AXENS PARTNER” means [*****].

“AXENS PROCESSES” means [*****].

“AXENS SUBCONTRACTOR” means, individually or collectively, as the context requires, any third party other than AXENS PARTNER acting as a subcontractor or an agent to AXENS or AXENS PARTNER for the PROJECT, and its AFFILIATES.

“AXENS TECHNICAL INFORMATION” means AXENS CRITICAL DATA as well as all know-how and INTELLECTUAL PROPERTY developed or acquired by AXENS and/or AXENS PARTNER, related to or used in the commercial practice of any AXENS PROCESSES, and contained in each specific ANCILLARY AGREEMENT.

“BPSD” or “bpsd” means barrels per stream day.

“CREDITOR” means any provider(s) of FINANCING and all agents, including administrative agents, collateral agents and depository banks, of such provider(s).

“CRITICAL AXENS DATA” means any AXENS DATA consisting of: [*****]

“EFFECTIVE DATE” means the last date of signature of this AGREEMENT by the PARTIES.

“EXCLUSIVE FIELD” means the conversion of ethanol [*****] to hydrocarbons fuels via dehydration, oligomerization, and saturation. For the sake of clarity, [*****] AXENS shall be able to license to third parties any PROCESS for use outside of the EXCLUSIVE FIELD.

“EXCLUSIVE TERRITORY” means the United States of America. [*****].

“EXCLUSIVELY” means that, subject to the terms of Schedule B, and during the INITIAL TERM (or if extended the TERM) unless earlier terminated under 3.4:

a)	AXENS shall not enter into any agreements with any third-parties to supply such third parties with services relating to any PROCESS in the EXCLUSIVE FIELD and the EXCLUSIVE TERRITORY; and

b)	GEVO shall not enter into agreements with any third parties to receive the SERVICES in the EXCLUSIVE FIELD and the EXCLUSIVE TERRITORY.

“EXCLUSIVITY FEE” means[*****].

[*****].

[*****].

“FINANCING” means [*****].

“GA” means [*****].

“GEVO DATA” means all commercial and business information related to the PROJECT and only the following technical data (i) feedstock characteristics (ii) product specifications and expected use for the PROJECT (iii) flow rates (iv) impurity types and quantities (v) utilities and

(vi) GEVO SITE conditions, whether written or oral, provided, directly or indirectly, by GEVO to AXENS or AXENS PARTNER under this AGREEMENT, together with all analyses, compilations, forecasts, studies or other documents that contain or otherwise reflect such information. For the avoidance of doubt, no other technical data shall be included in GEVO DATA other than as expressly set out in this definition of GEVO DATA.

“GEVO SITE” means any production site, where one or several UNIT will be built, chosen by GEVO as part of the PROJECT.

“IMPROVEMENTS” means [*****].

“INTELLECTUAL PROPERTY” means any and all rights in trade secrets, technology, data, inventions, copyrights, works of authorship, trademarks, know-how, or other intellectual property of any kind, including copyrights, patent rights, trademark rights and trade secret rights, and including any applications, continuations, issuances or registrations with respect to any of the foregoing.

“LA” means [*****].

“PBSA” means [*****].

“PROCESS DESIGN PACKAGE” or “PDP” means [*****].

[*****]

[*****]

“SERVICE FEES” has the meaning given to that term in clause 6.1.

“TERM” means the term of this AGREEMENT, as it may be extended up to two years following the INITIAL TERM, unless earlier terminated, as determined under clause 13.2.

“UNIT” means an Atol®, Dimersol™, Polynaphtha™ and/or Hydrogenation unit that GEVO (by itself or through third parties) will build, operate and maintain at any GEVO SITE, using AXENS TECHNICAL INFORMATION under license from AXENS.

2.	[RESERVED]

3.	PROVISION OF SERVICES, PAYMENT AND MUTUAL EXCLUSIVITY

3.1	Subject to the INITIAL TERM and, if extended, until the TERM (Article 13.2), SERVICES will be provided by AXENS to GEVO through separate agreed upon ANCILLARY AGREEMENTS that will define the scope, schedule, price (based on calculation set forth in Article 6) and extent of liabilities of the PARTIES.

3.2	[*****].

3.3	[*****].

3.4	Mutual Exclusivity. AXENS shall EXCLUSIVELY provide the SERVICES in the EXCLUSIVE FIELD within the EXCLUSIVE TERRITORY during the INITIAL TERM and, if extended, until the TERM, to the sole extent:

1.	payment of [*****], and

2.	[*****].

Should the above conditions not be met, then the exclusivity shall terminate, however the PARTIES shall mutually agree as to whether this AGREEMENT shall be terminated as well or if they could pursue the collaboration on a non-exclusive basis.

3.5	[*****]

3.6	During the INITIAL TERM (or TERM if extended), and subject to the provisions of Schedule B, in no event shall AXENS be hired by a third party to perform PDP services or grant a license regarding the EXCLUSIVE FIELD in the EXCLUSIVE TERRITORY.

4.[RESERVED].

5.[RESERVED].

6.FEES

6.1SERVICE FEES:

A.	License fees under the ANCILLARY AGREEMENTS, shall be calculated as per the following, with all capacities defined as being the total aggregate licensed hydrocarbon fuels rate:

[*****].

B.	PDP’s fees under an ANICILLARY PBSA that may be signed in the framework of this AGREEMENT, shall be [*****].

C.	Other fees [*****].

6.2	EXCLUSIVITY FEE: [*****]

6.3	The payment of the EXCLUSIVITY FEE shall be released by GEVO on time when due. This is a material obligation for Gevo. Axens shall have the right to enforce article 6.2 C. above or suspend this AGREEMENT and/or the exclusivity hereunder (Article 3.4) should a breach of payment not be cured within thirty (30) calendar days following a written notice from AXENS to GEVO.

6.4	Taxes. Prices are exclusive of all sales, use, or excise taxes, and any other similar taxes, duties and charges of any kind imposed by any federal, state or local governmental entity on any amounts payable by GEVO under this AGREEMENT. Any such taxes, duties and charges currently assessed or which may be assessed in the future, that are applicable to the transaction made under this AGREEMENT are for GEVO’S account, and GEVO hereby agrees to pay such taxes.

6.5	Reporting. During the term of this AGREEMENT, GEVO shall, by February 15 each year at the latest, prepare a report of the quantities of charge processed in each UNIT during the preceding year, the quantities of products produced there from and the stream-factor during that year as per the form provided in the relevant ANCILLARY AGREEMENT. The ANCILLARY LA AGREEMENTS will define the conditions of escalation of the license fee should a UNIT be operated above design capacity.

6.6	Audit. For compliance with the provisions of this AGREEMENT, AXENS shall have the right to have GEVO’S records inspected by an Independent Certified Public Accountant (“Auditor”, “Audit”) bound to confidentiality and selected by AXENS:

(a)	Such Audits shall be conducted during regular business hours, and shall include only those records and information related to the annual reports from the current year and the three preceding years.

(b)	If an Audit reveals an error in the reports and if such error is in GEVO’S benefit, GEVO shall bear the cost of the relevant Audit. Otherwise, the cost of the Audit shall be borne by AXENS.

7.INTELLECTUAL PROPERTY

7.1	[*****]

7.2	[*****]

7.3	[*****]

7.4	[*****]

7.5	[*****]

7.6	Subject to the specific terms of any ANCILLARY AGREEMENT, except as expressly provided herein, neither PARTY grants the other any other rights, whether express or implied, by operation of law or otherwise.

8.WARRANTIES, LIABILITIES AND INDEMNIFICATION

8.1[*****]

8.2	[*****]

8.3	[*****]

8.4	[*****]

9.	CONFIDENTIALITY AND LIMITED DATA USE

9.1	GEVO shall use the AXENS DATA, and AXENS shall use the GEVO DATA, only for the purpose of performing this AGREEMENT and any ANCILLARY AGREEMENT and no other use is permitted without the prior written consent of the relevant PARTY (“PURPOSE”).

9.2

(a)	All AXENS DATA received hereunder must be kept confidential and must not be disclosed by GEVO, in any manner whatsoever, in whole or in part without the prior written consent of AXENS, not to be unreasonably withheld. Moreover, GEVO shall only disclose the AXENS DATA to its officers, directors and employees who need to know such AXENS DATA for the PURPOSE, who are informed by GEVO of the confidential nature of the AXENS DATA and who shall be bound to act in accordance with the terms and conditions of this AGREEMENT.

(b)	All GEVO DATA received hereunder must be kept confidential and must not be disclosed by AXENS, in any manner other than for the PURPOSE, in whole or in part without the prior written consent of GEVO. Moreover, AXENS shall only disclose the GEVO DATA to its officers, directors and employees (including those within Axens S.A, IFPEN and Total) who need to know such GEVO DATA for the PURPOSE, who are informed by AXENS of the confidential nature of the GEVO DATA and who shall be bound to act in accordance with the terms and conditions of this AGREEMENT.

9.3

(a)	GEVO hereby agrees that the AXENS DATA disclosed hereunder is and will remain the property of AXENS and AXENS PARTNER and that drawings or other written, printed or electronic data included therein are not to be copied or reproduced, mechanically or otherwise, without the prior written consent of AXENS, except for such copies that GEVO reasonably requires for the PURPOSE.

(b)	AXENS hereby agrees that the GEVO DATA disclosed hereunder is and will remain the property of GEVO and that drawings or other written, printed or electronic data included therein are not to be copied or reproduced, mechanically or otherwise, without the prior written consent of GEVO, except for such copies that AXENS reasonably requires for the PURPOSE.

9.4	The terms “AXENS DATA” and “GEVO DATA” do not include information provided hereunder that the receiving PARTY can prove:

(a)	was, at the time of disclosure, in the public domain or which subsequently enters the public domain through no act or failure to act by the receiving PARTY; or

(b)	was developed by or was in the possession of the receiving PARTY prior to being provided to the receiving PARTY by the other PARTY, including in the case of AXENS, or AXENS PARTNER, or on their behalf, provided that the source of such information was not known to the receiving PARTY to be prohibited from disclosing the information to such receiving PARTY by a legal, contractual or fiduciary obligation to the other PARTY, including in the case of AXENS, or AXENS PARTNER; or

(c)	was or became available to the receiving PARTY on a non-confidential basis from a third party that is not known to such receiving PARTY to be prohibited from disclosing the information to such receiving PARTY by a legal, contractual or fiduciary obligation to the other PARTY.

However, in situations a) through c) above (the “NON-CONFIDENTIAL INFORMATION”), the receiving PARTY undertakes not to disclose that such NON- CONFIDENTIAL INFORMATION lawfully in its possession is or was a part of the AXENS DATA or GEVO DATA, as applicable.

9.5	The exceptions of Article 9.4 do not apply to any information provided hereunder which:

(a)	is specific and, at the time of its disclosure hereunder, merely embraced by general information within the exceptions, or

(b)	is a combination of features of the NON-CONFIDENTIAL INFORMATION, unless the combination itself, its principle of operation and method of use are within the exceptions.

9.6	Despite the restrictions on disclosure contained in this AGREEMENT, but only to the extent necessary for the PURPOSE or as contemplated in Schedule B, GEVO may disclose the AXENS DATA to the following third parties as follows:

(a)	[*****]

(b)	[*****]

(c)	For marketing purposes. Strictly as agreed by the PARTIES, including pursuant to the terms of Schedule B.

9.7Should the receiving PARTY become legally compelled (by oral questions, interrogatories, requests for information or documents, subpoena, civil investigation demand or a similar process) to disclose any of the AXENS DATA or GEVO DATA, as applicable, to third parties other than those identified above, the receiving PARTY shall immediately inform the other PARTY prior to any disclosure so that such PARTY may seek a protective order or other appropriate remedy and/or waive compliance with the provisions of this AGREEMENT.

In the event a protective order or other remedy is not obtained and a waiver is not received hereunder, and the receiving PARTY is, in the opinion of its counsel, legally required to disclose AXENS DATA or GEVO DATA, as applicable, to any tribunal and furnishes only that portion of the AXENS DATA or GEVO DATA, as applicable, which they are advised by opinion of counsel is legally required, it may disclose such AXENS DATA or GEVO DATA, as applicable, without liability hereunder.

9.8	[*****]

9.9	Notwithstanding anything to the contrary elsewhere, receiving PARTY acknowledges that remedies at law may be inadequate to protect against breach of this this article 9 and agrees in advance, without prejudice to any rights to judicial relief the disclosing PARTY may otherwise have, that disclosing PARTY may seek the granting of equitable relief, including an injunction and specific performance, in Disclosing PARTY’s favor without proof of actual damages or posting a bond.

10.	AXENS PERSONNEL

10.1	AXENS shall assume full responsibility for the management of all AXENS personnel and the acts and omissions of all AXENS SUBCONTRACTORS, if any, in the provision of the SERVICES.

10.2	AXENS shall use qualified, experienced and competent personnel in the provision of the SERVICES and shall use reasonable efforts to ensure continuity of material personnel. Without prejudice to the preceding sentence, AXENS shall ensure that appropriate knowledge transfer is undertaken in the event of a change in AXENS personnel providing the SERVICES.

11.	APPLICABLE LAWS AND REGULATORY COMPLIANCE

11.1	Each party shall comply with all APPLICABLE LAWS in performing its obligations under this agreement.

11.2	Each PARTY shall be responsible, unless otherwise agreed in writing by the PARTIES, for its own communications and correspondence with any REGULATORY AUTHORITY in relation to this AGREEMENT. To the extent that a PARTY becomes aware that its communication or correspondence with any REGULATORY AUTHORITY may materially affect the other PARTY’S rights or obligations under this AGREEMENT, that PARTY shall (if reasonable to do so in the circumstances and to the extent permitted by APPLICABLE LAWS or a REGULATORY AUTHORITY) notify the other PARTY in writing.

12.	INSURANCE

12.1	AXENS (and its SUBCONTRACTORS) shall maintain adequate insurance policies that may be required by APPLICABLE LAW or under the terms of any ANCILLARY AGREEMENT with insurers who have a reputable name in the U.S. as of the effective date of any applicable ANCILLARY AGREEMENT.

12.2	The terms of any insurance or the amount of coverage shall not relieve the AXENS of any liability under this AGREEMENT.

12.3	AXENS shall not by its acts or omissions cause any policy of insurance to expire, be invalidated or avoided.

13.	TERM AND TERMINATION

13.1	This AGREEMENT shall come into full force and effect on the EFFECTIVE DATE and shall remain in force until the expiration of the INITIAL TERM or, if extended by the PARTIES, until the TERM and may not be terminated earlier except that, if one PARTY makes a breach of a substantial obligation under this AGREEMENT or under APPLICABLE LAWS, then the other PARTY may, after a thirty (30) days’ advance written notice, terminate this AGREEMENT if the defaulting PARTY has not taken good faith measures to remedy its breach.

13.2	[*****]

13.3	Each PARTY may, without prejudice to its other rights or remedies, terminate this AGREEMENT automatically upon written notice to the other PARTY, if the other PARTY:

(a)	is dissolved (other than a solvent winding up for the purposes of amalgamation or reconstruction);

(b)	makes a general assignment, arrangement or composition with or for the benefit of its creditors (other than for the purposes of a reorganization);

(c)	seeks or becomes subject to any order for or appointment of an administrator, liquidator, or receiver (administrative or otherwise) or similar official of it or of all or substantially all of such PARTY’S assets, in each case for a judgment of insolvency or for its liquidation, administration or dissolution;

(d)	has distress or execution in any jurisdiction levied, enforced or sued on or against all or substantially all of such PARTY’S assets (and is not discharged, stayed or dismissed within fifteen (15) business days thereafter);

(e)	becomes insolvent or is unable to pay its debts as they fall due; or

	(f)	takes or has taken any other analogous step, process or procedure relating to clauses 13.3(a)-(e) in relation to such PARTY under any APPLICABLE LAWS.
13.4	In no	event shall termination of this AGREEMENT: [*****]

14.	PUBLIC ANNOUNCEMENTS/REFERENCE/PRESS RELEASE

14.1	Neither PARTY shall:

(a)	make or authorize any announcement concerning this AGREEMENT including the exclusivity; or

(b)	refer to or use any business name or trademark of the other PARTY in any of its own promotional communications,

without the prior written approval of the other PARTY (which shall not be unreasonably withheld or delayed). When an announcement is required by any APPLICABLE LAW or REGULATORY AUTHORITY, AXENS shall have the right to review the draft prepared by GEVO. In particular, the Parties acknowledge that the exclusivity topic is sensitive and that both Parties should be in agreement before disclosing to the public that AXENS and GEVO have entered into exclusivity commitments towards each other.

14.2	Subject to clause 14.1, all announcements concerning this AGREEMENT shall be, wherever possible, jointly made by the PARTIES.

15.	ASSIGNMENT

15.1	This AGREEMENT is not assignable in whole or in part by either PARTY without the previous written consent of the other PARTY.

15.2	Notwithstanding the foregoing, for ANCILLARY AGREEMENTS, the PARTIES will agree to assignment mechanisms similar in substance to what was previously agreed by the PARTIES in previous executed LAs.

16.	[RESERVED].

17.	MISCELLANEOUS

17.1	Entire Agreement. This AGREEMENT, which includes the preamble and all numbered Schedules as attached hereinafter, sets forth, in combination with any ANCILLARY AGREEMENTS, the entire understanding between the PARTIES relating to the subject matter contained herein and merges all prior discussions between them. Should a term or provision of this AGREEMENT conflict with the content of any of the Schedules or ANCILLARY AGREEMENT, this AGREEMENT shall prevail.

17.2	Amendments. No amendment to this AGREEMENT or any ANCILLARY AGREEMENT shall be effective unless in writing and executed by the PARTIES. No such amendment shall be effected by the acknowledgement or acceptance of purchase orders, shipping instruction forms, order confirmation forms, general terms of sale or of purchase or any other documents between the PARTIES containing terms or conditions at variance with this AGREEMENT.

17.3	Notices. Any notice hereunder shall be in writing and will be deemed to have been duly given when either (1) delivered by hand (with written confirmation of receipt), (2) sent by fax (with written confirmation of receipt), provided that a copy is mailed or sent by a recognized delivery service or (3) received by the addressee, if sent by a recognized delivery service (receipt requested). All notices shall be addressed to the relevant address appearing on the first page of this AGREEMENT (or to such other address or fax numbers as a PARTY may notify to the other PARTY):

(a)	The notices and claims sent by AXENS to GEVO shall be addressed to the attention of Geoff Williams, General Counsel, Gevo, Inc, 345 Inverness Drive South, Bldg C, Suite 310, Englewood, CO 80112.

(b)	Those sent by GEVO to AXENS, shall be addressed to the attention of the CEO at Axens North America, Inc., 1800 St James place, Suite 500, Houston TX 77056.

17.4	Other communications. Communications relative to transmittal of technical and/or commercial documentation shall be forwarded to such individual as the relevant PARTY may designate from time to time.

17.5	Severability. If any provision contained in this AGREEMENT or any document executed in connection herewith is declared to be invalid, illegal or unenforceable in any respect under any APPLICABLE LAW, the validity, legality and enforceability of the remaining provisions contained herein shall not, in any way, be affected or impaired.

17.6	No waiver. No failure or delay on the part of either PARTY, in the exercise of any power, right or privilege hereunder, shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or privilege preclude any other or further exercise thereof of any other right, power or privilege.

17.7	Independence and business relationship. The PARTIES shall each carry out their respective obligations under this AGREEMENT independently and not as agents for each other. They also represent that they carry out such obligations as professionals in a business to business relationship. This AGREEMENT shall not be interpreted or construed to create an association, joint venture, agency relationship, or partnership between the PARTIES or to impose any partnership obligation or partnership liability upon either Party. Neither Party shall have any right, power or authority to enter into any agreement or undertaking for, or act on behalf of, or to act as or be an agent or representative of, or to otherwise bind, the other Party.

17.8	Force Majeure. Each PARTY shall be excused from performance hereunder to the extent that such PARTY is prevented from performing its obligations, in whole or in part, as a result of “Force Majeure Event” which means any act, event or circumstance: (a) which renders the affected PARTY unable to perform its obligations; and (b) which is beyond the reasonable control of the PARTY affected by such event; and (c) which could not be avoided or prevented by the affected PARTY acting with due care. Provided, in each case, that the event or circumstance in question satisfies the requirements of the preceding sentence, Force Majeure shall include, but not be limited to: (i) fire, explosion and acts of God including, flood, lightning, storm, typhoon, tornado, earthquake, landslide, soil erosion, subsidence, washout or epidemic, including the COVID-19 pandemic; (ii) war (whether declared or undeclared), civil war, act of terrorism, riot, civil disturbance, blockade, insurrection, military uprising, embargo, or act of public enemies; (iii) revolution, rebellion, civil commotion, seizure or act of sabotage; (iv) strike, lockout or industrial disturbance; and (v) acts of any government. If a PARTY is unable to perform any of its obligations under this AGREEMENT by reason of a Force Majeure Event, such obligations shall be suspended without liability for such period as performance is prevented by the Force Majeure Event, provided that, as soon as reasonably practicable the affected PARTY notifies the other PARTY in writing of the Force Majeure Event. Performance of this AGREEMENT shall be resumed as soon as practicable after the end of such Force Majeure Event. Provided that if the performance in whole or in part of any substantial obligation under this AGREEMENT is delayed by reason of any such Force Majeure Event for a period exceeding three (3) months, either PARTY may by giving the other PARTY seven (7) calendar days’ written notice terminate this AGREEMENT. Neither PARTY shall be entitled to damages resulting from any such termination. The affected PARTY shall make all reasonable efforts to mitigate the effects of the Force Majeure Event on the performance of its obligations under this AGREEMENT.

17.9	Each PARTY represents that the terms and conditions of this AGREEMENT do not violate the laws of its country. The enactment of any new law or regulation after the EFFECTIVE DATE which affects the rights and obligations of either PARTY shall entitle the suffering PARTY to an adjustment for reasonable compensation.

18.	GOVERNING LAW AND DISPUTE RESOLUTION

18.1	Law. This AGREEMENT shall be governed by and construed in accordance with the internal laws of the State of New-York without giving effect to any choice or conflict of law provision or rule (whether of the State of New York or any other jurisdiction).

18.2	Disputes. The Parties will try to settle amicably all disputes arising out of or in connection with this AGREEMENT. If they fail to solve any such dispute within one hundred twenty (120) days from the date the claiming Party has notified its complaint to the other, then any dispute, controversy or claim arising out of, relating to or in connection with this AGREEMENT, including the breach, termination or validity thereof, shall be finally resolved by arbitration administered by the American Arbitration Association (“AAA”) under its Commercial Arbitration Rules, and judgment on the award rendered by the arbitrator(s) may be entered in any court having jurisdiction thereof. The Parties shall appoint one or more arbitrators in accordance with the said Rules. The tribunal shall have the power to rule on any challenge to its own jurisdiction or to the validity or enforceability of any portion of the agreement to arbitrate. The parties agree to arbitrate solely on an individual basis, and that this agreement does not permit class arbitration or any claims brought as a plaintiff or class member in any class or representative arbitration proceeding. The arbitral tribunal may not consolidate more than one person’s claims, and may not otherwise preside over any form of a representative or class proceeding. In the event the prohibition on class arbitration is deemed invalid or unenforceable, then the remaining portions of the arbitration agreement will remain in force. The language of such arbitration shall be English and the place of arbitration shall be New York.

18.3	AAA Optional Rules for Emergency Measures of Protection. Notwithstanding the provision of Article 18.2, each PARTY agrees in advance that the other PARTY may apply, without prejudice to any rights it may otherwise have, to the granting of an arbitrator order (or an "injunction") to stop a breach or to obtain specific performance, in its favor, without proof of actual damages. For this purpose, each PARTY shall have the right to have recourse to and shall be bound by the Optional Rules for Emergency Measures of Protection of the AAA.

19.EXECUTION OF THE AGREEMENT

19.1	Each natural person signing this AGREEMENT, be it by hand or by using an electronic signature, represents and warrants that he or she is duly authorized and has legal capacity to execute and deliver this AGREEMENT as representative of the signatory PARTY, and take full legal liability should the lack of representative capacity be invoked.

19.2	Each PARTY represents and warrants to the other that the execution and delivery of the AGREEMENT and the performance of such PARTY’S obligations hereunder have been duly authorized and that the AGREEMENT is a valid and legal agreement binding on such PARTY and enforceable in accordance with its terms.

19.3	Electronic Signature: The PARTIES expressly agree that this AGREEMENT may be signed by the legal representatives of each PARTY or their proxies thereof, by hand or by using an electronic signature.

19.4	The GEVO designated representatives entitled to sign electronically this AGREEMENT are the following:

(a)	Name: Christopher Ryan Position: CTO, COO

Email address: [*****]

(b)Name : Geoffrey T. Williams, Jr Position: General Counsel

Email address: [*****]

19.5	and AXENS’S designated representatives entitled to sign electronically this AGREEMENT are the following :

(a)	Name : Christian VAUTE Position: CEO

Email address: [*****]

(b)Name : Romain LEMOINE Position: VP Process Licensing

Email address: [*****]

19.6	Each PARTY will receive a signature certificate admissible in court, with a complete digital traceability system to confirm the validity of the signing of this AGREEMENT.

19.7	This AGREEMENT may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. The exchange of copies of this AGREEMENT, including executed signature pages, by electronic transmission (including pdf, scanned copies or any electronic signature complying with the U.S. federal ESIGN Act of 2000, e.g., www.docusign.com) will constitute effective execution and delivery of this AGREEMENT for all purposes and the PARTIES agree that it shall have the same force of evidence as an inked original and that electronic signature shall bound the PARTIES as if they had proceeded with handwritten signatures.

IN WITNESS WHEREOF, the PARTIES hereto have caused this AGREEMENT to be executed via electronic signature by their duly authorized representatives and to be made effective as of the date of the last signature as written below.

GEVO, INC.AXENS NORTH AMERICA, INC.

/s/ Patrick Gruber/s/ Christian Vaute

Signature	Signature
Name: Patrick Gruber	Christian Vaute
Title: Chief Executive Officer	CEO
Date: 9/22/2021	Date: 9/22/2021

/s/ Tim Cesarek/s/ Romain Lemoine

Signature	Signature
Name: Tim Cesarek	Romain Lemoine
Title: Chief Commercial Officer	Title VP Process Licensing BU
Date: 9/22/2021	Date 9/22/2021

CONFIDENTIALEXECUTION

SCHEDULE A

[*****]

1

SCHEDULE B

[*****]

1